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                                                                    EXHIBIT 10.3

                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement (this "Agreement") is made as of this 23rd day of December, 1999, by NRG Energy, Inc. (the "Company"), in favor of The Chase Manhattan Bank ("Chase") and Citibank, N.A. ("Citibank") as Lender Representative (as defined below) for themselves and on behalf of the Financing Parties referred to below.

                                    RECITALS

        A. NRG Northeast Generating LLC, a Delaware limited liability company (the "Borrower"), the subsidiary guarantors party thereto, the Administrative Agents, Chase as the Collateral Agent, Citibank as the Paying Agent and the lenders referred to therein (the "Lenders") have entered into a Loan Agreement dated as of June 4, 1999 (the "Loan Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to lend to the Borrower in an aggregate principal amount not exceeding $686,564,000 including a loan in an amount not to exceed $68,440,000 (the "Tranche D Term Loan") the proceeds of which the Borrower will lend to its affiliate, Oswego Harbor Power LLC, a Delaware limited liability company ("Oswego Harbor Power") to enable Oswego Harbor Power to purchase the Oswego Facility from Niagra Mohawk Power Corporation pursuant to the Oswego Acquisition Documents, and revolving loans in an aggregate amount not to exceed $4,234,000 (the "Tranche D Revolver Amount") for working capital purposes of the Borrower and its subsidiaries.

        B. The Borrower desires to request that the Tranche D Term Loans and Revolving Loans be made to it.

        C. Under Sections 5.02(j) and 5.03(a) of the Loan Agreement, it is a condition precedent to the making of the Tranche D Term Loan and the making of Revolving Loans, that the representations made by the Borrower in Article IV of the Loan Agreement be true and correct as of the date of the loan or advance request, including the representation in Section 4.06(a) of the Loan Agreement that no actions, suits or proceedings by or before any Governmental Authority be pending or threatened against or affecting the Borrower or any of its subsidiaries that, inter alia, involve the Loan Agreement or other transactions including the Oswego Acquisition.

        D. On or about July 12, 1999 suit was filed by Fortistar Capital, Inc. ("Plaintiff") in District Court, Fourth Judicial District, in Hennepin County, Minnesota against the Company (together with any other actions or claims relating to or arising out of such suit, the "Litigation"), as a result of which the Borrower will be unable to make the representations contained in said
Section 4.06(a).

        E. The Borrower has requested that the Lenders waive the conditions precedent under Sections 5.02(j) and 5.03(a) of the Loan Agreement as they relate to the representations of the Borrower under Section 4.06(a) of the Loan Agreement to the extent that the Borrower is


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unable to make such representations because of the existence of the Litigation.

        F. As a condition to agreeing to such waiver, the Administrative Agents and the Lenders have required that the Company indemnify each of them, the Paying Agent, the Collateral Agent and each of their respective Related Parties, the Borrower, the Subsidiary Guarantors and Oswego Harbor Power for any losses, damages and expenses that might be incurred by any of them with respect to the Litigation, all in accordance with this Agreement.

        G The Lenders want to ensure that the Litigation will not adversely affect the prospects of the contemplated bond refinancing of the indebtedness under the Loan Agreement or any other refinancing or replacement financing. As such, the Financing Parties and any Lender Representative acting on behalf of such Persons are expressly intended to be beneficiaries of this Agreement.

        H As a further condition to agreeing to such waiver, the Administrative Agents and the Lenders have required the Company to indemnify the Financing Parties under any refinancing, refunding or replacement of the indebtedness under the Loan Agreement and any Lender Representative acting on behalf of such Persons.

        NOW, THEREFORE, in consideration of the Administrative Agents' and the Lenders' agreements to waive the condition of certification of no pending litigation with respect to the Litigation, and to make the Tranche D Term Loan and the Revolving Loans, the Company hereby agrees as follows:

               Section 1.  Defined Terms.

(a) As used in this Agreement, the following terms have the meanings specified below:

               "Administrative Agents" means the Person(s) acting as administrative agent(s) under the Loan Agreement.

               "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

               "Claim" has the meaning assigned to such term in Section 2.

               "Collateral Agent" means the Person acting as collateral agent under the Loan Agreement.

               "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

               "Financing Documents" means (a) initially, the Loan Agreement and
(b) any

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credit agreement, bond indenture, note purchase agreement or similar document or documents pursuant to which the Borrower obtains financing to refinance, refund or otherwise replace its indebtedness under the Loan Agreement or any subsequent refinancing, refunding or replacement of the current financing.

               "Financing Party" means any bank, financial institution or other institutional investor providing for financing under a Financing Document, any Lender Representative, and any trustee, agent or other representative acting on behalf of such person.

               "Governmental Approval" shall mean any authorization, consent, approval, license, ruling, permit, concession, certification, exemption, filing, variance, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

               "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

               "Indemnified Person" has the meaning assigned to such term in
Section 2.

               "Lender Representative" means (a) initially, the Administrative Agents acting jointly and (b) in accordance with Section 5(b) hereof, following the refinancing, refunding or other replacement of the Loan Agreement or any subsequent refinancing, refunding or replacement of the current financing, any trustee, agent or other representative acting on behalf of the Financing Parties under the Financing Documents.

               "Oswego Acquisition" means the purchase by Oswego Harbor Power of the Oswego Facility pursuant to the Oswego Acquisition Documents.

               "Oswego Acquisition Documents" means the Asset Sales Agreement dated as of April 1, 1999 between the Sponsor, Niagara Mohawk Power Corporation, Rochester Gas and Electric Corporation and Oswego Harbor Power and each of the other agreements attached as a form thereto.

               "Oswego Facility" means the electrical generating plant and related property, plant and equipment to be purchased by Oswego Harbor Power pursuant to, and as more fully described in, the Oswego Acquisition Documents.

               "Paying Agent" means the person acting as paying agent under the Loan Agreement.

               "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

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               "Related Parties" means, with respect to any specified Person, such Person's Affiliates (other than, in the case of Affiliates of the Company) and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates (other than, in the case of Affiliates of the Company).

               "Revolving Loans" means the revolving loans made pursuant to the Loan Agreement and subject to the conditions precedents in Section 5.03 of the Loan Agreement.

               "Subsidiary Guarantors" means the subsidiary guarantors party to the Loan Agreement along with any subsidiaries of the Borrower after the date hereof that become subsidiary guarantors of any indebtedness under the Financing Documents.

               (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

        Section 2. Indemnification. The Company shall pay and assume liability for, and does hereby agree, to indemnify, protect, defend, save and keep harmless the Borrower, the Subsidiary Guarantors, Oswego Harbor Power, the Lender Representative, the Collateral Agent, the Paying Agent and each Financing Party, and each Related Party of any of the foregoing Persons (collectively, the "Indemnified Persons" and each individually, an "Indemnified Person") from and against any and all liabilities, losses, obligations, actions, suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including reasonable legal fees and expenses) of any nature ("Claims") that may be imposed on, incurred by or asserted against an Indemnified Person arising out of or relating to the Litigation, the settlement or adjudication (final or otherwise) thereof or the waiver of any condition precedent set forth in any Financing Document relating to the Litigation, whether or not such Claim is covered by any other indemnification contained in any Financing Document, whenever such Claim arises or accrues. It is expressly agreed that the term "Claims" shall include (without limitation) (i) all payments, penalties, fines, losses or other costs of the Borrower, the Subsidiary Guarantors or Oswego Harbor Power that directly or indirectly arise out of, relate to or result from the Litigation and (ii) if the Litigation results in a nullification of the acquisition of the Oswego Facility, (x) the prepayment of an aggregate outstanding amount of principal of, interest on and fees in respect of the Tranche D

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Term Loans made by the Lenders to the Borrower together with the aggregate outstanding principal amount of interest on and fees in respect of Revolving Loans made by the Lenders to the Borrower after the date hereof or (y) in the event that the indebtedness under the Loan Agreement has been refinanced, the prepayment or redemption of the principal amount of the then current financing or financings (ratably in the case of more than one financing) in the amount of $68,400,000 plus any interest accrued on such principal amount, plus any make-whole premiums, penalties, breakage costs or other applicable fees related to such prepayment or redemption, in either case, as reduced by the application of proceeds of such nullification theretofore applied to such prepayment or redemption. All amounts due under this Section 2 shall be payable not later than 20 days after written demand therefor. Notwithstanding the indemnification contained in Section 2 of this Agreement, the Company shall not be obligated to indemnify an Indemnified Person for any Claim to the extent that such Claim is determined by a court of competent jurisdiction by final and nonappealable judgement to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

        Section 3. Nature of Obligations. The obligations of the Company under
Section 2 hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of any agreement or instrument referred to herein or therein, or any security therefor or any substitution, release or exchange of any other guarantee of or security for any thereof, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 3 that the obligations of the Company hereunder shall be absolute and unconditional under any and all circumstances.

        Section 4. Representation and Warranty. The Company represents and warrants to the Borrower, the Subsidiary Guarantors, Oswego Harbor Power, the Lender Representative and each of the Financing Parties as follows:

               (a) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (b) it has received or has the benefit of all Governmental Approvals which are necessary for the execution, delivery and performance of its obligations under this Agreement. The execution, delivery and performance of this Agreement by it (i) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents of or any order of any Governmental Authority,
        (ii) will not result in a default under any indenture, agreement or other instrument binding upon the Company or its assets, or give rise to a right thereunder to require any payment to be made by it, and (iii) will not result in the creation or imposition of any Lien on any of its assets the imposition of which would materially impair its ability to perform its obligations

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        hereunder.

        Section 5.  Lender Representative.

               (a) Each of the Borrower, the Subsidiary Guarantors and Oswego Harbor Power hereby appoints the Lender Representative as its attorney-in-fact, with full power of substitution, for the purpose of exercising and enforcing any and all rights of the Borrower, the Subsidiary Guarantors and Oswego Harbor Power hereunder and taking any action and executing any instrument which the Lender Representative may reasonably deem necessary to accomplish such purpose. The appointment in this Section 5 of the Lender Representative as attorney-in-fact is coupled with an interest and shall be irrevocable. The Company agrees that, from time to time upon the request of the Lender Representative, it will take such action and execute an such instruments as the Lender Representative may reasonably request in order fully to carry out the provisions and intentions of this Agreement; and

               (b) In connection with a refinancing, refunding or replacement of the Loan Agreement or any subsequent refinancing, refunding or replacement of the then current financing, a trustee, agent or other representative acting on behalf of such Financing Parties for such refinancing, refunding or replacement under the Financing Documents shall succeed to and become vested with the rights powers, privileges and duties of the current Lender Representative, thereafter becoming the Lender Representative for the purposes of this Agreement; provided that, the provisions of Section 2 hereof shall inure to the benefit of the retiring Lender Representative and the related Financing Parties as to events that arose prior to such refinancing, refunding or other replacement; provided, further, that in the event of any partial refinancing, refunding or replacement of the then current financing, the current Lender Representative and the trustee, agent or other representative acting on behalf of the Financing Parties under the Financing Documents for such refinancing, refunding or replacement shall each be a Lender Representative and shall act jointly with the current Lender Representative The replacement of the Lender Representative under this Section shall become effective upon written notification by each of the retiring and successor Lender Representative to the Company and the Borrower.

        Section 6. Notice in Respect of Claims. If any action, suit or proceeding shall be brought against any Indemnified Person for which it is seeking indemnification hereunder, or if any Indemnified Person is named as a party to the Litigation, or if any Indemnified Person is seeking indemnification hereunder in respect of a Claim, such Indemnified Person shall notify the Company thereof. Any such notices received by the Company from the Borrower, the Subsidiary Guarantors or Oswego Harbor Power shall be promptly forwarded by the Company to the Lender Representative.

        Section 7.  Miscellaneous.

               (a) Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers under, this

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        Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified, as to the Company and each party hereto, below its name on the signature page hereof or at such other address as shall be designated by any party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (i) when received by certified mail or by an international courier, such as Federal Express, by such Person, at said address of such Person or (ii) when transmitted by facsimile to the number specified below and the receipt confirmed telephonically by recipient, provided that such facsimile is promptly followed by a copy of such notice delivered to such Person by postage-prepaid certified mail, or by an international courier, such as Federal Express.

               (b) Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the parties hereto.

               (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Company, the Borrower, the Subsidiary Guarantors, Oswego Harbor Power, the Lender Representative, the Collateral Agent, the Paying Agent, and the Financing Parties.

               (d) Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

               (e) Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable law (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               (f) Headings. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               (g) No Third Party Beneficiaries. This Agreement is solely for the benefit of the Borrower, the Subsidiary Guarantors. Oswego Harbor Power, the Lender Representative, the Paying Agent, the Collateral Agent and the Financing Parties and no other person shall have any rights hereunder.

               (h) Governing Law: Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The


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        Company hereby submits to the non-exclusive jurisdiction of the United
        States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               (i) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.


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        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officer as of the date first written above.

                                           NRG ENERGY, INC.

                                           By: /s/ Brian B. Bird
                                              ----------------------------
                                           Title: VP & Treasurer
                                                 -------------------------

                                           Address for Notices:

                                           1221 Nicollet Mall
                                           Minneapolis, Minnesota 55403-2445
                                           Telephone:  (612) 373-5300
                                           Facsimile:  (612) 373-5392
                                           Attention:  General Counsel

Accepted:

THE CHASE MANHATTAN BANK,

  as an initial Lender Representative

By:
   ------------------------------
Title:
      ---------------------------

Address for Notices:

CITIBANK, N.A.,

  as an initial Lender Representative

By:
   ------------------------------
Title:
      ---------------------------

Address for Notices:


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NRG NORTHEAST GENERATING LLC,

as Borrower

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

ARTHUR KILL POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

ASTORIA GAS TURBINE POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

DUNKIRK POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

HUNTLEY POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:


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NRG NORTHEAST POWER MARKETING LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

OSWEGO HARBOR POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

SOMERSET POWER LLC

By: /s/ Brian B. Bird
    ----------------------------
Title: Treasurer
      --------------------------

Address for Notices:

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